AMENDMENT NUMBER 2006-2
to the
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
dated as of March 16, 2005
among
ECC CAPITAL CORPORATION,
BRAVO CREDIT CORPORATION,
ENCORE CREDIT CORP.
and
WACHOVIA BANK, NATIONAL ASSOCIATION

This AMENDMENT NUMBER 2006-2 (this “Amendment 2006-2”), is made this 14th day of April, 2006, among ECC Capital Corporation (“ECC”), Bravo Credit Corporation (“Bravo”), Encore Credit Corp. (“Encore”; each of Encore, ECC and Bravo, a “Seller”, and jointly and severally, the “Sellers”) and Wachovia Bank, National Association (the “Buyer”), to the Amended and Restated Master Repurchase Agreement, dated as of March 16, 2005, as amended, among the Buyer and the Sellers (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Buyer and the Sellers have agreed to amend the Master Repurchase Agreement as more specifically set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2. Amendment.

The definition of “Termination Date” in Section 2 (Definitions and Interpretation) is hereby deleted in its entirety and replaced with the following:

“Termination Date” means the earliest of (i) May 31, 2006, (ii) a Termination Event or (iii) at Buyer’s option, upon the occurrence of an Event of Default.

SECTION 3. Conditions Precedent. This Amendment 2006-2 shall become effective on the date on which the Buyer shall have received the following:

(a) this Amendment 2006-2, executed and delivered by duly authorized officers of each of the Sellers and the Buyer; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Expenses. Sellers shall promptly reimburse Buyer for all out-of-pocket costs and expenses of Buyer in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the fees and expenses of counsel for Buyer).

SECTION 5. Representations. In order to induce the Buyer to execute and deliver this Amendment 2006-2, the Sellers hereby represent to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment 2006-2, the Sellers are in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Master Repurchase Agreement and the other Program Documents. In addition, each Seller hereby represents and warrants that no event has occurred that constitutes or should reasonably be expected to constitute a Material Adverse Change with respect to it.

SECTION 6. Governing Law. THIS AMENDMENT 2006-2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 7. Counterparts. This Amendment 2006-2 may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment 2006-2, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment 2006-2 need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2006-2 to be executed and delivered by their duly authorized officers as of the day and year first above written.

ECC CAPITAL CORPORATION, as a Seller

By: /s/ Roque Santi
Name: Roque Santi
Title: EVP & CFO

ENCORE CREDIT CORP., as a Seller

By: /s/ Roque Santi
Name: Roque Santi
Title: EVP & CFO

BRAVO CREDIT CORPORATION, as a Seller

By: /s/ Roque Santi
Name: Roque Santi
Title: EVP & CFO

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Buyer

By: /s/ Justin Zakocs
Name: Justin Zakocs
Title: Vice President